                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                              ___________________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 2, 1999


                       Correctional Services Corporation
              (Exact name of registrant as specified in charter)

           Delaware                        0-23038                11-3182580
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
         incorporation)                                        Identification No.)

  1819 Main Street, Suite 1000
         Sarasota, FL                                                 34236
(Address of principal executive                                     (Zip Code)
          offices)

      Registrant's telephone number, including area code:  (941) 953-9199




                                Not Applicable
         (Former name or former address, if changed since last report)

                            Exhibit Index on Page 4

Item 5.    Other Events.
------     ------------

           On March 2, 1999, Correctional Services Corporation ("CSC") and Youth Services International, Inc. ("YSI") executed a Second Amendment (the "Second Amendment") to the Agreement and Plan of Merger between YSI, CSC and Palm
Merger Corp. dated as of September 23, 1998 (the "Merger Agreement"), as amended by the First Amendment to the Agreement and Plan of Merger, dated as of January 12, 1999. The Second Amendment amends the Merger Agreement to provide that each outstanding share of YSI common stock will be converted into the right to receive .275 shares of CSC common stock.

           The Second Amendment also effects other changes to the Merger Agreement.

           The joint press release issued by CSC and YSI with respect to the announcement of the Second Amendment is included as Exhibit 99.1 hereto.

           The foregoing description of and reference to the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are filed as exhibits to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
------     ------------------------------------------------------------------

           2.3 Second Amendment, dated as of March 2, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.

           99.1 Joint Press Release of CSC and YSI, dated March 2, 1999.

SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Correctional Services Corporation



                              By:  /s/ James F. Slattery
                                  ---------------------------
                                   James F. Slattery
                                   President

Dated:   March 3, 1999

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------

2.3 Second Amendment, dated as of March 2, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.

99.1           Joint Press Release, dated March 2, 1999.